UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2022

Independence Contract Drilling, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36590	37-1653648
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20475 State Highway 249 Suite 300

Houston TX 77070

(Address of principal executive offices)

(281) 598-1230

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange where registered
Common Stock, $0.01 par value per share	ICD	New York Stock Exchange

Item 3.03 Material Modification of Rights of Security Holders

Certificate of Amendment to the Restated Certificate of Incorporation

On June 8, 2022, Independence Contract Drilling, Inc. (the “Company”) filed a certificate of amendment to its Restated Certificate of Incorporation (the “Charter Amendment”) with the Delaware Secretary of State. The Charter Amendment increases the number of authorized shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”) from 50 million shares to 250 million shares. The Charter Amendment does not change the number of authorized shares of the Company’s preferred stock or the par value per share of any stock.

The foregoing summary description of the Charter Amendment is subject to and qualified in its entirety by reference to the Charter Amendment, a copy of which is attached hereto as Exhibit 3.1 and the terms of which are incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Amendment No. 1 to the 2019 Plan

On June 8, 2022, the Company’s stockholders approved an amendment to our 2019 Omnibus Incentive Plan (the “2019 Plan”) to increase the number of shares of Common Stock authorized for issuance under the 2019 Plan by 4,300,000 shares (such amendment to the 2019 Plan, “Amendment No. 1”). Amendment No. 1 increases the number of authorized shares of Common Stock issuable under the 2019 Plan by 4,300,000 shares (from 275,000 shares to 4,575,000 shares). Amendment No. 1 allows the Company to be able to continue its long-term incentive compensation program for employees and directors in 2022 and beyond.

The foregoing summary description of the Amendment No. 1 is subject to and qualified in its entirety by reference to Amendment No. 1 to the 2019 Plan, a copy of which is attached hereto as Exhibit 10.1 and the terms of which are incorporated herein by reference.

Item 5.07Submission of Matters to a Vote of Security Holders

The Company held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”) on June 8, 2022 in Houston, Texas. At the Annual Meeting, stockholders were requested to: (i) elect six individuals to serve on the Board until the 2023 annual meeting of stockholders; (ii) approve, on an advisory basis, the compensation of our named executive officers; (iii) approve an amendment to our Amended and Restated Certificate of Incorporation, as amended to date (the “Restated Certificate of Incorporation”) to increase the number of shares of Common Stock authorized for issuance from 50 million to 250 million (the “Charter Amendment Proposal”); (iv) approve an amendment to our 2019 Plan to increase the number of shares of Common Stock authorized for issuance under the 2019 Plan by 4,300,000 shares (the “LTIP Proposal”); (v) approve, in accordance with Section 312.03 of The New York Stock Exchange Listed Company Manual, the issuance of up to 64,045,085 shares of Common Stock (subject to adjustment for stock dividends, splits and recapitalizations, etc., pro rata based on any subsequent changes to the applicable conversion rate under the Indenture) upon conversion of any convertible secured PIK toggle notes due 2026 (the “Notes”) issued under the Indenture, dated as of March 18, 2022 (the “Indenture”), with U.S. Bank Trust Company, National Association as trustee and collateral agent (the “Share Issuance Proposal”); and (vi) ratify the appointment of BDO USA, LLP as the Company’s independent auditors for 2022, each as more fully described in the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on April 22, 2022.

Proposal 1: Election of Directors. All six nominees were elected to serve on the Board of Directors of the Company until the next annual meeting of stockholders by the votes indicated below:

Executive	Voted For	Votes Withheld	Abstain	Broker Non-Votes
Daniel F. McNease	7,510,291	704,326	150,662	2,125,972
J. Anthony Gallegos, Jr.	7,573,689	571,223	220,367	2,125,972
Vincent J. Cebula	7,573,735	639,453	152,091	2,125,972
Christopher M. Gleysteen	7,550,544	683,785	130,950	2,125,972
James G. Minmier	7,508,614	785,975	70,690	2,125,972
Stacy D. Nieuwoudt	7,536,633	756,564	72,082	2,125,972

Proposal 2: Approve, on an advisory basis, the compensation of our Named Executive Officers. The approval on an advisory basis of our named executive officers was approved by the votes indicated below:

For	Against	Abstain	Broker Non-Votes
7,415,483	906,443	43,353	2,125,972

Proposal 3: Approve the Charter Amendment Proposal to our Restated Certificate of Incorporation. The Charter Amendment Proposal was approved by the votes indicated below:

For	Against	Abstain	Broker Non-Votes
8,884,634	1,449,102	157,515	-

Proposal 4: The LTIP Proposal. The LTIP Proposal was approved by the votes indicated below:

For	Against	Abstain	Broker Non-Votes
6,872,791	1,453,592	38,896	2,125,972

Proposal 5: The Share Issuance Proposal. The Share Issuance Proposal was approved by the votes indicated below:

For	Against	Abstain	Broker Non-Votes
7,596,870	721,105	47,304	2,125,972

Proposal 6: Ratification of the appointment of BDO USA, LLP as the Company’s independent auditors for 2022. The ratification of BDO USA, LLP as the Company’s independent auditors for 2022 was approved by the votes indicated below:

For	Against	Abstain	Broker Non-Votes
9,820,365	473,571	197,315	-

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
3.1*	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Independence Contract Drilling, Inc., dated as of June 8, 2022
10.1*†	Amendment No. 1 to the Independence Contract Drilling, Inc. 2019 Omnibus Incentive Plan, effective as of June 8, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Filed herewith.

† Indicates a management contract or compensatory plan or arrangement filed pursuant to Item 601(b)(10)(iii) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Independence Contract Drilling, Inc.

Date: June 8, 2022	By:	/s/ Philip A. Choyce
	Name:	Philip A. Choyce
	Title:	Executive Vice President, Chief Financial Officer, Treasurer and Secretary